Net Trading Income - Summary of Net Trading Income (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018	Mar. 31, 2017
Trading income (expense) [abstract]
Interest rate	¥ 176,352	¥ 128,137	¥ 79,650
Foreign exchange	92,835	87,322	51,143
Equity	46,576	48,047	39,478
Credit	3,667	5,735	13,063
Others	872	1,223	629
Total net trading income	¥ 320,302	¥ 270,464	¥ 183,963